Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT 2002

This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Amendment No.1 to the Annual Report on Form 10-K/A of UTStarcom, Inc. (the “Company”) for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

In connection with the Report, we, Peter Blackmore and Kenneth Luk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 27, 2010

By:	/s/ PETER BLACKMORE
Name: Peter Blackmore
Title: Chief Executive Officer

By:	/s/ KENNETH LUK
Name: Kenneth Luk
Title: Senior Vice President and Chief Financial Officer